Exhibit 10

Fosun Industrial Co., Limited

c/o Shanghai Fosun Pharmaceutical Group Co., Ltd.

9th Floor, No.2 East Fuxing Road,

Shanghai 200010, PRC

Attention: Qiao Yang

Roberta Lipson

c/o Chindex International, Inc.

4340 East West Highway

Bethesda, MD 20814

Attention: Chief Executive Officer and Corporate Secretary

April 18, 2014

Ladies and Gentlemen:

Reference is made to the Support Agreement (as may be amended, supplemented and restated from time to time, the “Support Agreement”), dated as of February 17, 2014, by and among Healthy Harmony Holdings, L.P., a Cayman Islands limited partnership (“Parent”), TPG Asia VI, L.P. (“Sponsor”) and the existing shareholders of Chindex International, Inc., a Delaware corporation (the “Company”), named therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Support Agreement.

Whereas, pursuant to Section 9(a) of the Support Agreement, Sponsor, Ms. Roberta Lipson and Significant Stockholder agree to promptly following the date of the Support Agreement use their reasonable best efforts to negotiate and enter into a shareholders agreement (the “Shareholders Agreement”) which shall reflect the terms set forth in the Term Sheet attached as Exhibit B to the Support Agreement.

Whereas, Sponsor, Ms. Roberta Lipson and Significant Stockholder agree to amend the Shareholders Agreement to reflect the terms set forth in the term sheet attached hereto as Exhibit A.

NOW, THEREFORE, Sponsor, Ms. Roberta Lipson and Significant Stockholder hereby agree as follows:

1. Amendment of the Shareholders Agreement. Promptly following the execution of the Shareholders Agreement, Sponsor, Ms. Roberta Lipson and Significant Stockholder shall amend the Shareholders Agreement to reflect the terms set forth in the term sheet attached hereto as Exhibit A.

Please indicate your agreement to the foregoing by signing and returning to the undersigned a copy of this letter agreement.

Very truly yours,

TPG ASIA VI, L.P.
By: TPG Asia GenPar VI, L.P., its general partner
By: TPG Asia GenPar VI Advisors, Inc., its general partner

By:	/s/ Ronald Cami
Name:	Ronald Cami
Title:	Vice President

Accepted and agreed:

Fosun Industrial Co., Limited

By:	/s/ Qiyu Chen
Name:	Qiyu Chen
Title:	Chairman of the Board of Directors

Roberta Lipson

By:	/s/ Roberta Lipson

[Signature Page to Letter Agreement]

EXHIBIT A

Term Sheet